Exhibit 10.47

AUGMENTING LENDER AND INCREASING LENDER SUPPLEMENT
THIS AUGMENTING LENDER AND INCREASING LENDER SUPPLEMENT, dated as of December 20, 2013 (this “Supplement”), to the Credit Agreement, dated as of February 14, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ARC PROPERTIES OPERATING PARTNERSHIP, L.P. (as successor to American Realty Capital Operating Partnership III, L.P.), a Delaware limited partnership (the “Borrower”), TIGER ACQUISITION, LLC (as successor to American Realty Capital Trust III, Inc.), a Delaware limited liability company, AMERICAN REALTY CAPITAL PROPERTIES, INC., a Maryland corporation (“ARCP”), the Lenders party thereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the benefit of the Lenders (in such capacity, the “Administrative Agent”), as Issuing Bank and as Swingline Lender.
W I T N E S S E T H
WHEREAS, the Credit Agreement provides in Section 2.15 thereof that any bank, financial institution or other entity may extend Revolving Commitments under the Credit Agreement subject to the approval of the Borrower, the Issuing Bank, the Swingline Lender and the Administrative Agent, by executing and delivering to the Borrower and the Administrative Agent documentation acceptable to the Administrative Agent; and
WHEREAS, the undersigned Increasing Lenders are currently party to the Credit Agreement and now desire to provide incremental aggregate Revolving Commitments of $480,000,000 on the date hereof, subject to the terms and conditions of this Supplement;
WHEREAS, the undersigned Augmenting Lenders have committed to provide aggregate Revolving Commitments of $240,000,000 on the date hereof, subject to the terms and conditions of this Supplement;
WHEREAS, concurrently with the effectiveness of this Supplement, Merrill Lynch, Pierce, Fenner & Smith Incorporated shall become a joint lead arranger and joint bookrunner in respect of the Credit Agreement, and the Borrower has requested that, pursuant to Section 2.15 of the Credit Agreement, the definition of “Lead Arrangers” in the Credit Agreement be amended accordingly;
NOW, THEREFORE, each of the parties hereto hereby agrees as follows:
1.Increasing Lenders. As of December 23, 2013 following the effectiveness of this Supplement pursuant to Section 3 below, each of the undersigned Increasing Lenders agrees to extend an incremental Revolving Commitment, in such amounts as set forth on Exhibit B hereto.
2.Augmenting Lenders.
a.Each of the undersigned Augmenting Lenders agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, as of December 23, 2013 following the effectiveness of this Supplement pursuant to Section 3 below, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Revolving Commitment in such amounts as set forth on Exhibit B hereto.
b.Each of the undersigned Augmenting Lenders (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
3.Conditions to Effectiveness. This Supplement shall become effective upon (a) the satisfaction of the conditions precedent specified in Section 2.15 of the Credit Agreement, (b) receipt on or prior to the date hereof by the undersigned Augmenting Lenders and the undersigned Increasing Lenders of such fees as are due and owing to such Augmenting Lenders or Increasing Lenders in connection with the increase of commitments pursuant to this Supplement, (c) that all fees and expenses required to be paid on or before the effectiveness of this Supplement have been paid and (d) receipt by the Administrative Agent of counterparts of this Supplement duly executed and delivered by the Borrower, the Administrative Agent, Issuing Bank, Swingline Lender, the Augmenting Lenders and the Increasing Lenders.
4.Amendment to Credit Agreement. Effective as set forth in Section 3 above, and in accordance with the terms of Section 2.15 of the Credit Agreement, the Credit Agreement is hereby amended to delete the definition of “Lead Arrangers” now appearing in Section 1.01 of the Credit Agreement and to substitute the following therefor:
“Lead Arrangers” means Wells Fargo Securities, LLC, RBS Citizens, N.A., Regions Capital Markets, Capital One, N.A., J.P. Morgan Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated in their capacities as joint lead arrangers and joint bookrunners.
As so amended, the Credit Agreement shall continue in full force and effect.
5.Officer’s Certificate. The Borrower hereby elects to increase the Revolving Commitments and has delivered to the Administrative Agent a certificate signed by a Responsible Officer of the Borrower pursuant to Section 2.15 of the Credit Agreement, substantially in the form attached hereto as Exhibit A.
6.Limited Amendment; Ratification of Loan Documents. Except as specifically amended or modified hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects. This Supplement shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, except as expressly set forth herein.
7.Loan Document. This Supplement shall constitute a Loan Document.
8.Defined Terms. Capitalized terms defined in the Credit Agreement shall have their defined meanings when used herein.

9.Governing Law. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
10.Miscellaneous. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.
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IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.
SUNTRUST BANK,
as Augmenting Lender
By: /s/: Nancy B. Richards
Name:    Nancy B. Richards
Title:    Senior Vice President

MORGAN STANLEY BANK, N.A.,
as Augmenting Lender
By: /s/: Michael King
Name:    Michael King
Title:    Authorized Signatory

MIDFIRST BANK, a federally chartered savings association,
as Augmenting Lender
By: /s/: Darrin Rigler
Name:    Darrin Rigler
Title:    First Vice President

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.
BANK OF AMERICA, N.A.,
as an Increasing Lender
By: /s/: Michael W. Edwards
Name:    Michael W. Edwards
Title:    Senior Vice President

CAPITAL ONE BANK, N.A.,
as an Increasing Lender
By: /s/: Ashish Tandon
Name:    Ashish Tandon
Title:    Vice President

JPMORGAN CHASE BANK, N.A.,
as an Increasing Lender
By: /s/: Rita Lai
Name:    Rita Lai
Title:    Senior Credit Banker

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.
BARCLAYS BANK PLC,
as an Increasing Lender

By: /s/: Noam Azachi
Name:    Noam Azachi
Title:    Vice President

Accepted and agreed to as of the date first written above:

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

By: /s/: Jesse C. Galloway
Name:    Jesse C. Galloway
Title:    Authorized Signatory

Accepted and agreed to as of the date first written above:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Bank and Swingline Lender

By: /s/: D. Bryan Gregory
Name:    D. Bryan Gregory
Title:    Director

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